UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     December 3, 2004
                                                --------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


         DELAWARE                    000-30575                    91-2032368
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


4991 CORPORATE DRIVE                                   HUNTSVILLE, AL    35805
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code        (256) 430-4000
                                                  ------------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06 Material Impairments

On December 8, 2004, Avocent Corporation publicly disseminated a press release, which is incorporated herein by reference, stating that it expects to incur an impairment charge of up to $3 million during the fourth quarter of 2004 related to its preferred stock investment in a privately held company. The information contained in the press release is incorporated herein by reference and filed as
Exhibit 99.10 hereto.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number             Description of Exhibit
     --------------             ----------------------
     99.10                      Press release issued December 8, 2004

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AVOCENT CORPORATION

Date: December 8, 2004
                                         By: /s/ Samuel F. Saracino
                                             -----------------------------------
                                             Samuel F. Saracino
                                             Senior Vice President of Legal and
                                             Corporate Affairs, General Counsel,
                                             and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit                    Description
-------                    -----------
99.10                      Press Release dated December 8, 2004